UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________________

 FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2003

______________________________________________

ROMACORP, INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-62615	13-4010466
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

9304 Forest Lane, Suite 200 Dallas, Texas	75243
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code): (214) 343-7800

ITEM 7.   Financial Statements and Exhibits.
Exhibit No.	Description
99.1	Press Release dated September 22, 2003, announcing an Exchange Offer for all of the Company's Outstanding 12% Senior Notes Due July 1, 2006
99.2	Exchange Offering Memorandum and Release and Consent Solicitation Statement

ITEM 9.   Regulation FD Disclosure.

      The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition" of Form 8-K.

      On September 22, 2003, Romacorp, Inc. issued a press release announcing it had made an offer to exchange cash or new senior notes for up to all of its $55,000,000 in outstanding 12% Senior Notes due July 1, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report. A copy of the Exchange Offering Memorandum and Release and Consent Solicitation Statement is furnished as Exhibit 99.2 to this report.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROMACORP, INC.

Date: September 22, 2003	By:	/s/Richard A. Peabody
Vice President & Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS
Exhibit Number	Description
99.1 99.2	Press Release issued by Romacorp, Inc. dated September 22, 2003. Exchange Offering Memorandum and Release and Consent Solicitation Statement